SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2006

NEXT, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25247	95-4675095
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

7625 Hamilton Park Drive, Suite 12, Chattanooga, Tennessee 37421

(Address of principal executive offices)

423-296-8213

(Registrant’s telephone number, including area code)

___________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

Entry into a Material Definitive Agreement.

Next, Inc. (the “Company”) has entered into an amendment on February 8, 2006 to be effective as of February 1, 2006 (the “Amendment”), to its Amended and Restated Credit Agreement dated April 15, 2004 by and between the Company and National City Bank of Indiana. Pursuant to the Amendment, the maturity date of the Company’s credit facility was changed from April 1, 2007 to April 30, 2006 and the maximum availability under the revolving line of credit was reduced from $9,500,000 to $6,500,000.

Item 9.01.  Financial Statements and Exhibits.

(c)

Exhibits

99.1

Sixth Amendment to Amended and Restated Credit Agreement dated to be effective as of February 1, 2006 between Next, Inc. and National City Bank of Indiana

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXT, INC.

Date: February 8, 2006

By:    /s/ Charles L. Thompson

Charles L. Thompson

Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

Description

99.1

Sixth Amendment to Amended and Restated Credit Agreement dated to be effective as of February 1, 2006 between Next, Inc. and National City Bank of Indiana